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                                                               EXHIBIT 4(e)(ii)

       8% CUMULATIVE                                       8% CUMULATIVE
CONVERTIBLE PREFERRED STOCK                         CONVERTIBLE PREFERRED STOCK
                 RTP 00000034

           NUMBER                                              NUMBER

           RTP-034                                             *******

THIS CERTIFICATE IS TRANSFERABLE
 IN JERSEY CITY, NEW JERSEY AND                             SEE REVERSE FOR
       NEW YORK, NEW YORK                                 CERTAIN DEFINITIONS

                              RIVIERA TOOL COMPANY

              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

THIS CERTIFIES THAT


                                             **************
                                             **************
                                             **************
                                             **************
                                             **************


IS THE REGISTERED HOLDER OF **         **

                    FULLY PAID AND NON-ASSESSABLE SHARES OF
     8% CUMULATIVE CONVERTIBLE PREFERRED STOCK, NO PAR VALUE PER SHARE, OF ----------------------------- RIVIERA TOOL COMPANY -----------------------------
transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate is issued by the Corporation and accepted by the holder subject to all of the terms and conditions contained in the Articles of Incorporation and Bylaws of the Corporation and is not valid unless countersigned by the Transfer Agent.

     Witness the facsimile signatures of the duly authorized officers of the Corporation.

DATED:         OCT 24, 1997


     [sig]               [RIVIERA TOOL COMPANY SEAL]      /s/ Kenneth K. Rieth
   TREASURER                                                    PRESIDENT

006666345

                                COUNTERSIGNED AND REGISTERED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                    (JERSEY CITY, NJ)
                                                    TRANSFER AGENT AND REGISTRAR
                                                                [sig]
                                                         AUTHORIZED OFFICER
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TEN COM - as tenants in common                   UNIF GIFT MIN ACT - __________________________Custodian ___________________________
TEN ENT - as tenants by the entireties                                     (Cust)                                   (Minor)
JT TEN  - as joint tenants with right of                             under Uniform Gifts to Minors
          survivorship and not as tenants                            Act ___________________________________________________________
          in common                                                                             (State)

                              Additional abbreviations may also be used though not in the above list.



        The Corporation is authorized to issue more than one class of stock, including a class of Preferred Stock which may be issued in one or more series.  The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, or relative rights of the shares of each class authorized to be issued and, as to shares of Preferred Stock, the variations in the relative rights, preferences and limitations between the shares of each series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights, preferences and limitations of subsequent series.

        These shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law and may not be sold or otherwise transferred without an effective registration under the Act and any applicable state securities laws.

                        For value received, _________________________ hereby sell, assign and transfer unto


                 PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
            _____________________________________________________
           |                                                    |
           |____________________________________________________|


         ________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

         ________________________________________________________________________________________________________________


         ________________________________________________________________________________________________________________


         ___________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

         ___________________________________________________________________________________________________ Attorney
         to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


          Dated _____________________________________

                              ___________________________________________________________________________________________
                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                              THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

          Signature(s) Guaranteed:


           ________________________________________________________
           The signature(s) should be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations, and credit unions with membership in an approved signature Guarantee Medallion Program). Pursuant to SEC Rule 17 Act 16.

           THE CONVERSION RATE, FOR PURPOSES OF SECTION 4.3.4(9) OF THE ARTICLES OF INCORPORATION OF THE COMPANY IS $6.7375.     .
           LEG R198A
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